UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 29, 2006

REHABCARE GROUP, INC.

(Exact name of Company as specified in its charter)

Delaware	0-19294	51-0265872
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7733 Forsyth Boulevard
Suite 2300
St. Louis, Missouri	63105
(Address of principal executive offices)	(Zip Code)

(314) 863-7422

(Company's telephone number, including area code)

Not applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Beginning on November 29, 2006, RehabCare executives will make presentations at investor conferences to analysts and in other forums using the slides as included in this Form 8-K as Exhibit 99.  Presentations will be made using these slides, or modifications thereof, in connection with other presentations in the foreseeable future.

Information contained in this presentation is an overview and intended to be considered in the context of RehabCare's SEC filings and all other publicly disclosed information. We undertake no duty or obligation to update or revise this information. However, we may update the presentation periodically in a Form 8-K filing.

Forward-looking statements have been provided pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from forecasted results.  These risks and uncertainties may include but are not limited to, our ability to consummate acquisitions and other partnering relationships at reasonable valuations; our ability to integrate acquisitions and other partnering relationships within the expected timeframes and to achieve the revenue, cost savings and earnings levels from such acquisitions and relationships at or above the levels projected; our ability to comply with the terms of our borrowing agreements; changes in governmental reimbursement rates and other regulations or policies affecting reimbursement for the services provided by us to clients and/or patients; the operational, administrative and financial effect of our compliance with other governmental regulations and applicable licensing and certification requirements; our ability to attract new client relationships or to retain and grow existing client relationships through expansion of our service offerings and the development of alternative product offerings; the future financial results of any unconsolidated affiliates; the adequacy and effectiveness of our operating and administrative systems; our ability to attract and the additional costs of attracting and retaining administrative, operational and professional employees; shortages of qualified therapists and other healthcare personnel; significant increases in health, workers compensation and professional and general liability costs; litigation risks of our past and future business, including our ability to predict the ultimate costs and liabilities or the disruption of our operations; competitive and regulatory effects on pricing and margins; our ability to effectively respond to fluctuations in our census levels and number of patient visits; the proper functioning of our information systems; natural disasters and other unexpected events which could severely damage or interrupt our systems and operations; and general and economic conditions, including efforts by governmental reimbursement programs, insurers, healthcare providers and others to contain healthcare costs.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits - See exhibit index

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 29, 2006

REHABCARE GROUP, INC.

By: /s/ Jay W. Shreiner

Name: Jay W. Shreiner

Title: Senior Vice President and

Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99	Investor Relations Presentation in use beginning November 29, 2006.

Exhibit 99

Investor Presentation

Third Quarter, 2006

0

RehabCare
delivering the post-acute continuum

Hospital Medical/Surgical
Acute Therapies
Acute Rehabilitation Units/ Facilities
Skilled Nursing Facilities
Outpatient Rehabilitation Programs
Care Management
Subacute/ Transitional Care Units
Long Term Acute Care Hospitals
Home Health Programs
HOME

RehabCare aspires to be an integrated post acute rehabilitation services company delivering rehabilitation care within strategic markets in the most cost effective and appropriate care setting consistent with patients’ clinical needs.  We currently manage rehabilitation programs in host hospitals, health systems and skilled nursing facilities and we own inpatient rehabilitation facilities and long-term acute care hospitals.

Our Strategic Vision

Why We Believe In This Vision

Transforms disparate sites of rehabilitation into an
integrated delivery network enabling more:

Efficient deployment of therapists

Effective retention and recruitment of therapists

Focused allocation of corporate resources to strategic markets

Aligns with Medicare’s directional goals

Facilitates development of a common patient assessment tool to channel patients to different clinical venues based on needs

Positions the Company for episodic post acute single payment system

Leverages cost management and patient management across all
major rehabilitation settings

Diversifies operating portfolio across clinical settings,
customers and markets

Aligns with other healthcare services that are managed and
delivered on a local market basis

What We Do

Skilled Nursing Facility-Based Rehabilitation Programs

1,253 programs – 8 million patient visits annually

Hospital-Based Rehabilitation Programs – 173 Total Units

Acute Rehabilitation Units

117 programs –46,000 discharges annually

Subacute/Transitional Care Units

18 units –137,000 patient days annually

Outpatient Rehabilitation Programs

38 units –1.1 million visits annually

Freestanding Hospitals (8 solely and 1 jointly owned)

6 Inpatient Rehabilitation Hospitals

256 Beds – 2700 discharges annually

3 Long-Term Acute Care Hospitals

186 Beds – 1600 discharges annually

Other Healthcare Services

Phase 2 – consulting services for acute care hospitals

Polaris Group - consulting services for long-term care facilities

VTA Management Services – therapist staffing for SNFs and schools in
New York

RehabCare

delivering the post-acute continuum

ALBERTA
MANITOBA
ONTARIO
Moose Jaw
Regina
Winnipeg
Thunder Bay
Sudbury
Montréal
Québec
Ottawa
Toronto
Seattle
Portland
WASHINGTON
Great Falls
MONTANA
NORTH DAKOTA
Bismarck
Eugene
OREGON
IDAHO
Boise
Billings
Sheridan
WYOMING
SOUTH DAKOTA
Minneapolis
WISCONSIN
Milwaukee
MICHIGAN
NEW YORK
Boston
UNITED STATES
Reno
Sacramento
Stockton
San Jose
Fresno
NEVADA
Salt Lake City
UTAH
Cheyenne
NEBR.
Omaha
IOWA
Lincoln
Denver
Colorado Springs
KANSAS
Columbus
New York
Philadelphia
Washington, D.C.
Richmond
Virginia Beach
W. VA.
KENTUCKY
CALIFORNIA
Las Vegas
St. George
Bakersfield
Los Angeles
San Diego
ARIZONA
Phoenix
NEW MEXICO
Albuquerque
Amarillo
Lawton
OKLAHOMA
Lubbock
Memphis
Huntsville
Birmingham
ARKANSAS
MISS.
NORTH CAROLINA
Charlotte
Atlantic Ocean
Ensenada
Mexicali
Tucson
Nogales
Ciudad Juárez
Abilene
TEXAS
Shreveport
Montgomery
ALABAMA
Columbus
GEORGIA
Savannah
Jacksonville
SONORA
Hermosillo
CHIHUAHUA
Chihuahua
San Antonio
Houston
LOUISIANA
New Orleans
Tallahassee
Ocala
Orlando
Tampa
FLORIDA
Miami
Nassau
Ciudad Obregón
Guaymas
MEXICO
Piedras Negras
Gulf of Mexico
SINALOA
DURANGO
Hidalgo del Parral
Ciudad Anáhuac
Saltillo
Monterrey
THE BAHAMAS

Where We Are

        Continuum Markets
        Hospital-Based
        Skilled-Nursing Based
        Freestanding Hospitals

More than 1,400 locations treating 24,000 patients each day

Expenditures ($Billions)
45
40
35
30
25
20
15
10
5
0
$19
$29
$36
$25
$28
$34
$42
10
16
18
8
9
10
12
5
9
13
11
13
15
19
3
4
4
4
4
6
7
0
1
1
2
2
3
5
1993
1995
1997
1999
2001
2003
2005
ALL
HHA
SNF
IP
LTAC

Medicare Reimbursement for
Post-Acute Services

Medicare reimbursement for post-acute services:

Totaled $42 billion in 2005, an increase of 68% since 1999

Projected $97 billion by 2014

Represents 13% of Medicare’s total spending

CMS contains costs by its PPS adjustments and regulations

HH & SNF PPS

IRF PPS

Hospital-Based

Rehabilitation Programs

(HRS Division)

$44.3M

SNF-Based

Rehabilitation Programs

(Contract Therapy Division)

$107.7M

Total Revenue $183.2 million

3Q/06

Other Healthcare
Services

$9.8M

5%

24%

59%

Freestanding

Hospitals

(IRFs and LTACHs)

$21.4M

12%

Our Revenue Trends

Hospital-Based

Rehabilitation Programs

(HRS Division)

$48.4M

SNF-Based

Rehabilitation Programs

(Contract Therapy Division)

$42.9M

Total Revenue $93.3 million

3Q/04

Other Healthcare
Services

$2.0M

2%

46%

52%

RHB Medicare SS
Moran Medicare
9500
8500
7500
6500
5500
95000
85000
75000
65000
55000
RHB Medicare SS
Moran Medicare
Q303 Q403 Q104 Q204 Q304 Q404 Q105 Q205 Q305 Q405 Q106 Q206 Q306

Total RUG Assessments
Rehab RUG Assessments
1,550,000
1,400,000
1,250,000
1,100,000
950,000
800,000
RUG Assessments
Q303 Q104 Q204 Q304 Q404 Q105 Q205 Q305 Q405 Q106 Q206
Calendar Quarters

Our Revenues Follow Patient Care
Trends

In the time period studied by
Moran Report, September
2006:

Moran facilities declined 20%

RehabCare facilities
decreased 4%

Since Q3/03, RUG assessments
nationally increased 17% (208,000 days
per quarter)

Rehab RUG assessments in that period
increased 26% (243,000 days per
quarter)

During the same period, the number of
skilled facilities nationally remained
relatively stable

The number of rehabilitation
assessments outpaced the overall
increase in total assessments

Skilled Nursing Facility-Based
Rehabilitation

Largest Medicare post acute reimbursement setting

Growing care setting, in part due to 75% Rule

Lower operating margins require scale for better economies and improve profitability

Acquisition of Symphony

Adds critical mass for selective markets; entry into other
markets

Adds significant therapist resources and client relationships

Provides $10-14 million projected annualized cost savings and productivity improvements over 18 months

Continuum of Care Differentiation – Best Suited For Patients Who:

Have immediately preceding three-day hospital stay

Are unable to tolerate three hours of physical therapy daily

Have chronic complications and comorbidities

Average length of stay of about 30 days

Hospital-Based Rehabilitation

Provides 3-5 year contractual relationships with host hospitals and health systems with existing market share and flow of
patients

Remains highest margin business with cash flows to fund other businesses

Expect 3-5% historical growth to return after full implementation of 75% Rule

Continuum of Care Differentiation – Best Suited For Patients Who:

Meet acute severity of illness, intensity of service and medical stability criteria

Cannot be managed in less acute care settings

Qualify under one of 35 Case Mix Groups

Tolerate three hours of therapy daily for inpatient; ambulatory for outpatient

Average length of stay of about 12 days

Freestanding Hospitals

Provides anchor operations in continuum markets

Continues strategy of working with host hospitals and health systems with existing market share and flow of patients

Establishes ownership position and reduces risk of contract loss

Provides a vehicle for expansion of bed capacity

Enhances control over quality and competency in clinical and medical matters

Continuum of Care Differentiation – Best Suited For Patients Who:

IRFs

Same differentiation as hospital-based rehabilitation; same
average length of stay

LTACHs

Complication and comorbidities requiring special treatment
such as ventilators or significant wound care

Average length of stay > 25 days

Freestanding Hospitals
Joint Venture Strategy

Definitive Agreement – Previously Announced

Austin -

Phase 1 -  20-bed IRF – open mid-2007

Phase 2 - replace 20-bed IRF with 36-bed IRF and
40-bed LTACH

North Kansas City – 35-bed LTACH – open early 2008

Other Development Projects

Chesterfield - 35-bed IRF – open late 2008 – certificate of
need filed Nov 2006

5 joint venture projects in various stages of development

Anticipate opening 2 to 3 facilities in 2007

RehabCare
delivering the post-acute continuum

$200
$150
$100
$50
$0
Q3/06
Q3/05

$12
$10
$8
$6
$4
$2
$0
-$2
Q3/06
Q3/05

$0.50
$0.25
$0.00
3Q/06
3Q/05

3Q/06 Versus 3Q/05

$183.2

$120.0

Revenues (in millions)

Operating Earnings (in millions)

$6.3

$10.9

Consolidated Earnings Per Share

$0.13

$0.26*

Contract Therapy

HRS

Freestanding Hospitals

Other Healthcare Services

Consolidated

*Includes after tax losses on RehabCare’s equity investment in InteliStaf of $2.0 million.

Sources

Strong cash flows from operations - $22.4 million TTM

$121 million outstanding debt under $175 million
revolving credit facility (expandable to $225 million)

$8.3 million in subordinated debt related to acquisitions
at 9/30/06

Project $10–15 million debt paydown during Q4/06

Uses

Acquisitions of businesses - $135.9 million TTM

Investment in information technology – approaching $7.0
million TTM

Sources and Uses Of Capital

Improve margins in all businesses

Integration of Symphony and synergy realization

Roll out handheld technology and train new personnel

Grow freestanding hospital business

Joint ventures and acquisitions

Labor resources

Attract and deploy therapists

Expand staffing coordination

Grow campus recruiting

More fully develop continuum market strategy

Better manage scarce resources

Focus business development efforts

Client retention

Develop closer partnerships using technology and clinical resources

Impact of regulation

75% Rule, Part B Therapy Caps, Physician Fee Schedule, Fiscal
Intermediary activism

Current Key Initiatives

Medicare Reimbursement Initiatives
Impacting Rehabilitation Services

75% Rule

Limits the type and number of
rehabilitation patients that can be
cared for in an acute hospital
setting

Part B Therapy Caps

Limits the amount of therapy
services which can be provided to
Part B patients in skilled nursing
facilities

Physician Fee Schedule

Establishes amounts physicians
(including therapists) can be
reimbursed for Part B services.
Controlled annually by CMS,
MedPAC and  Congress

Current operating at 64% compliance
in the 60% compliance requirement

Goes to 65% in 7/07 and 75% in 7/08

Recovered from therapy caps
initiated Jan 1, 2006

Caps return Jan 1, 2007 without
Congressional action

Published changes, including 5%
rate reduction, will be implemented
Jan 1, 2007 without Congressional
action

Part B revenues represent about 35%
of our skilled nursing revenues

Executing On Our Strategy – Key
Accomplishments

Strong revenue growth

Created a 9 facility IRF and LTACH hospital division through acquisitions and de novo site developments

Acquired Symphony Health Services with 470 SNFs and
approximately $207 million in annual revenues

Profiled 87 markets where we have significant presence in
terms of clients, resources or a care continuum

47% of our units are located in these markets

Developed 15 practice guidelines to improve our
consistency of care in cases such as spinal cord injury and
cognitive and communication disorders

Developed a campus recruiting strategy to attract therapy
graduates to units in our markets

Formed the Allied Health Research Institute to support
allied health research, education and training

Safe Harbor

Forward-looking statements have been provided pursuant to the safe harbor provisions of the Private
Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from forecasted results.  These risks and uncertainties may include but are not limited to, our ability to consummate acquisitions and other partnering relationships at reasonable valuations; our ability to integrate acquisitions and other partnering relationships within the expected timeframes and to achieve the revenue, cost savings and earnings levels from such acquisitions and relationships at or above the levels projected; our ability to comply with the terms of our borrowing agreements; changes in governmental reimbursement rates and other regulations or policies affecting reimbursement for the services provided by us to clients and/or patients; the operational, administrative and financial effect of our compliance with other governmental regulations and applicable licensing and certification requirements; our ability to attract new client relationships or to retain and grow existing client relationships through expansion of our service offerings and the development of alternative product offerings; the future financial results of any unconsolidated affiliates; the adequacy and effectiveness of our operating and administrative systems; our ability to attract and the additional costs of attracting and retaining administrative, operational and professional employees; shortages of qualified therapists and other healthcare personnel; significant increases in health, workers compensation and professional and general liability costs; litigation risks of our past and future business, including our ability to predict the ultimate costs and liabilities or the disruption of our operations; competitive and regulatory effects on pricing and margins; our ability to effectively respond to fluctuations in our census levels and number of patient visits; the proper functioning of our information systems; natural disasters and other unexpected events which could severely damage or interrupt our systems and operations; and general and economic conditions, including efforts by governmental reimbursement programs, insurers, healthcare providers and others to contain healthcare costs.

Investor Presentation

Third Quarter, 2006